Intangible assets	12 Months Ended
Jun. 30, 2019
Intangible Assets [Abstract]
Intangible assets
10. Intangible assets

Accounting policies

Acquired intangible assets are held on the consolidated balance sheet at cost less accumulated amortisation and impairment losses. Acquired brands and other intangible assets are initially recognised at fair value when they are controlled through contractual or other legal rights, or are separable from the rest of the business, and the fair value can be reliably measured. Where these assets are regarded as having indefinite useful economic lives, they are not amortised.

Goodwill represents the excess of the aggregate of the consideration transferred, the value of any non-controlling interests and the fair value of any previously held equity interest in the subsidiary acquired over the fair value of the identifiable net assets acquired. Goodwill arising on acquisitions prior to 1 July 1998 was eliminated against reserves, and this goodwill has not been reinstated. Goodwill arising subsequent to 1 July 1998 has been capitalised.

Amortisation and impairment of intangible assets is based on their useful economic lives and are amortised on a straight-line basis over those lives and reviewed for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable. Goodwill and intangible assets that are regarded as having indefinite useful economic lives are not amortised and are reviewed for impairment at least annually or when there is an indication that the assets may be impaired. Impairment reviews compare the net carrying value with the recoverable amount (where recoverable amount is the higher of fair value less cost to sell and value in use). Amortisation and any impairment write downs are charged to other operating expenses in the income statement.

Computer software is amortised on a straight-line basis to estimated residual value over its expected useful life. Residual values and useful lives are reviewed each year. Subject to these reviews, the estimated useful lives are up to eight years.

Critical accounting estimates and judgements

Assessment of the recoverable amount of an intangible asset and the useful economic life of an asset are based on management's estimates.

Impairment reviews are carried out to ensure that intangible assets, including brands, are not carried at above their recoverable amounts. The tests are dependent on management’s estimates in respect of the forecasting of future cash flows, the discount rates applicable to the future cash flows and what expected growth rates are reasonable. Judgement is required in determining the cash-generating units. Such estimates and judgements are subject to change as a result of changing economic conditions and actual cash flows may differ from forecasts.

	Brands £ million	Goodwill £ million	Other intangibles £ million	Computer software £ million	Total £ million
Cost
At 30 June 2017	8,815	2,791	1,506	578	13,690
Exchange differences	(347)	(252)	(24)	(7)	(630)
Additions	478	249	—	35	762
Disposals	—	—	—	(2)	(2)
At 30 June 2018	8,946	2,788	1,482	604	13,820
Exchange differences	182	28	56	8	274
Additions	25	10	2	46	83
Disposals	(230)	(12)	—	(5)	(247)
Transfers to assets held for sale(i)	(28)	(19)	—	—	(47)
At 30 June 2019	8,895	2,795	1,540	653	13,883
Amortisation and impairment
At 30 June 2017	586	68	72	398	1,124
Exchange differences	(10)	(8)	—	(5)	(23)
Amortisation for the year	—	—	3	55	58
Exceptional impairment	40	50	—	—	90
Disposals	—	—	—	(1)	(1)
At 30 June 2018	616	110	75	447	1,248
Exchange differences	5	3	—	8	16
Amortisation for the year	—	—	3	60	63
Disposals	—	—	—	(1)	(1)
At 30 June 2019	621	113	78	514	1,326
Carrying amount
At 30 June 2019	8,274	2,682	1,462	139	12,557
At 30 June 2018	8,330	2,678	1,407	157	12,572
At 30 June 2017	8,229	2,723	1,434	180	12,566

(i) Transfers to assets held for sale in the year ended 30 June 2019 relate to United National Breweries (UNB). In addition assets held for sale comprise tangibles and other current assets of £17 million and liabilities held for sale comprising £32 million in respect of UNB. Assets held for sale also include £1 million in respect of tangible assets owned by USL.
(a) Brands

At 30 June 2019, the principal acquired brands, all of which are regarded as having indefinite useful economic lives, are as follows:

	Principal markets	2019 £ million	2018 £ million
Crown Royal whisky	United States	1,153	1,109
McDowell's No.1 whisky, rum and brandy	India	1,112	1,077
Captain Morgan rum	Global	946	910
Smirnoff vodka	Global	648	624
Johnnie Walker whisky	Global	625	625
Windsor Premier whisky	Korea	589	591
Casamigos tequila	United States	476	458
Shui Jing Fang Chinese white spirit	Greater China	259	259
Yenì Raki	Turkey	231	280
Signature whisky	India	209	202
Don Julio tequila	United States	209	195
Bell's whisky	United Kingdom	179	179
Black Dog whisky	India	177	171
Seagram's 7 Crown whiskey	United States	176	169
Antiquity whisky	India	173	167
Zacapa rum	Global	151	145
Gordon's gin	Europe	119	119
Bagpiper whisky	India	119	116
Old Parr whisky	Global	106	101
Other brands(i)		617	833
		8,274	8,330

(i) In the year ended 30 June 2019 Diageo completed the sale of a portfolio of 19 brands to Sazerac. See note 9(b) for further information.
The brands are protected by trademarks, which are renewable indefinitely, in all of the major markets where they are sold. There are not believed to be any legal, regulatory or contractual provisions that limit the useful lives of these brands. The nature of the premium drinks industry is that obsolescence is not a common issue, with indefinite brand lives being commonplace, and Diageo has a number of brands that were originally created more than 100 years ago. Accordingly, the Directors believe that it is appropriate that the brands are treated as having indefinite lives for accounting purposes and are therefore not amortised.

(b) Goodwill

For the purposes of impairment testing, goodwill has been attributed to the following cash-generating units:

	2019 £ million	2018 £ million
North America	403	390
Europe and Turkey
– Europe (excluding Turkey)	172	170
– Turkey	234	284
Africa – Africa Regional Markets	26	27
Latin America and Caribbean – Mexico	143	133
Asia Pacific
– Greater China	131	131
– India	1,511	1,462
Other cash-generating units	62	81
	2,682	2,678

Goodwill has arisen on the acquisition of businesses and includes synergies arising from cost savings, the opportunity to utilise Diageo’s distribution network to leverage marketing of the acquired products and the extension of the group’s portfolio of brands in new markets around the world.

(c) Other intangibles

Other intangibles principally comprise distribution rights. Diageo owns the global distribution rights for Ketel One vodka products in perpetuity, and the Directors believe that it is appropriate to treat these rights as having an indefinite life for accounting purposes. The carrying value at 30 June 2019 was £1,418 million (2018 – £1,363 million).

(d) Impairment testing

Impairment tests are performed annually, or more frequently if events or circumstances indicate that the carrying amount may not be recoverable. Recoverable amounts are calculated based on the value in use approach. The value in use calculations are based on discounted forecast cash flows using the assumption that cash flows continue in perpetuity at the terminal growth rate of each country or region. The individual brands and their associated tangible fixed assets are aggregated and tested as separate cash-generating unit. Separate tests are carried out for each cash-generating unit (brand and attributable tangible fixed assets) and for each of the markets. Goodwill is attributed to each of the markets.

Cash flows

Cash flows are forecast for each cash-generating unit for the financial year, which is approved by management and reflects expectations of sales growth, operating costs and margin, based on past experience and external sources of information.

Discount rates

The discount rates used are the weighted average cost of capital which reflects the returns on government bonds and an equity risk premium adjusted for the drinks industry specific to the cash-generating units. Further risk premiums are applied according to management’s assessment of the risks in respect of the cash flows for a particular asset or cash-generating unit. The group applies post-tax discount rates to post-tax cash flows as the valuation calculated using this method closely approximates to applying pre-tax discount rates to pre-tax cash flows.

Long-term growth rates, period of growth and terminal growth rates

The terminal growth rates applied at the end of the forecast period are the long-term annual inflation rate of the country adjusted to take into account circumstances specific to the asset or cash-generating unit. For some intangible assets, management expects to achieve growth, driven by Diageo’s sales, marketing and distribution expertise, which is significantly in excess of the terminal growth rates for the applicable countries or regions. In these circumstances, the recoverable amount is calculated based on a five-year detailed plan and extended by up to an additional ten years using the annual growth rate of the real gross domestic product (GDP) of the country or region aggregated with its inflation rate, adjusted to take into account circumstances specific to the asset or cash-generating unit. In the calculation of the terminal value, the long-term annual inflation rate of the country is used as the terminal growth rate.

For goodwill, these assumptions are based on the cash-generating unit or group of units to which the goodwill is attributed. For brands, they are based on a weighted average taking into account the country or countries where sales are made.

The pre-tax discount rates and terminal growth rates used for impairment testing are as follows:

	2019		2018
	Pre-tax discount rate %	Terminal growth rate %	Pre-tax discount rate %	Terminal growth rate %
North America – United States	9	2	10	2
Europe and Turkey
– Europe (excluding Turkey)	7	2	7	2
– Turkey	25	13	16	5
Africa
– Africa Regional Markets	25	5	25	5
– Ethiopia	25	8	24	8
Latin America and Caribbean
– Brazil	16	4	15	4
– Mexico	17	3	16	3
Asia Pacific
– Korea	8	2	8	2
– Greater China	10	3	9	2
– India	14	5	14	5

In the year ended 30 June 2018, an impairment charge in respect of the Meta brand, the related tangible fixed assets, associated spare parts included in inventories and goodwill allocated to the Africa Regional Markets cash-generating unit of £40 million, £35 million, £3 million and £50 million, respectively, was charged to operating exceptional expenses. The impairment reduced the deferred tax liability, attributable to the brand and tangible fixed assets by £13 million resulting in a net exceptional loss of £115 million.

(e) Sensitivity to change in key assumptions

Impairment testing for the year ended 30 June 2019 has identified the following cash-generating units as being sensitive to reasonably possible changes in assumptions.

The table below shows the headroom at 30 June 2019 and the impairment charge that would be required if the assumptions in the calculation of their value in use were changed:

	Headroom £ million	1ppt increase in discount rate £ million	2ppt decrease in annual growth rate £ million	5ppt decrease in annual growth rate in forecast period 2020-2029 £ million
India(i)	702	—	—	(831)
Windsor Premier brand(ii)	6	(75)	(167)	—

(i)
As India is a developing market, where maturity is not expected for a number of years, a management forecast growth projection was used until 2029. The only change in the key assumptions considered reasonably possible that would result in an impairment of the cash-generating unit would be a 5ppt decrease in the annual growth rates throughout the forecast period. The cumulative effect of such a change is disclosed in the table above.

(ii)
The Windsor Premier brand is disclosed as sensitive due to the challenging whisky market in Korea. Reasonably possible changes in the key assumptions that would result in an impairment of the brand would be a 2ppt decrease in the annual growth rate in perpetuity or a 1ppt increase in discount rate. The cumulative effect of such changes is disclosed in the table above.

It remains possible that changes in assumptions could arise in excess of those indicated in the table above.

For all intangibles with an indefinite life, other than those disclosed in the table above, management has concluded that no reasonable possible change in the key assumptions on which it has determined the recoverable amounts would cause their carrying values to materially exceed their recoverable amounts.